UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)    May 22, 2013

Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

641 Lynnhaven Parkway, Virginia Beach, VA 23452
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

On May 22, 2013, Hampton Roads Bankshares, Inc., the holding company for The Bank of Hampton Roads and Shore Bank, announced that Mike Becraft has joined its subsidiary, Gateway Bank Mortgage, as Vice President of Business Development.

A copy of the press release making such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Ex. 99.1	Press Release, dated May 22, 2013, announcing appointment of Mike Becraft as Vice President of Business Development of Gateway Bank Mortgage.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: May 22, 2013	By:	/s/ Douglas J. Glenn
Douglas J. Glenn President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Ex. 99.1	Press Release, dated May 22, 2013, announcing appointment of Mike Becraft as Vice President of Business Development of Gateway Bank Mortgage.